SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report

(date of earliest event reported):

May 9, 2003

BANCSHARES OF FLORIDA, INC.

(Exact name of registrant as specified in its charter)

Florida	333-74997	59-3535315
(State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation)	File Number	Identification No.)

1185 Immokalee Road

Naples, Florida 34110

(address of principal executive offices)

(239) 254-2100

Registrant’s telephone number:

ITEM 5. Other Events

On May 9, 2003, Bancshares of Florida, Inc. issued a report to its shareholders summarizing its results of operations for the first quarter of 2003. The report is attached as Exhibit 99.1.

Date: May 9, 2003	Bancshares of Florida, Inc. (Registrant)

	By:	/s/ THOMAS M. WHELAN
Thomas M. Whelan Chief Financial Officer (239) 254-2100

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release